UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Reliance Steel & Aluminum Co.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2020. RELIANCE STEEL & ALUMINUM CO. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E98986-P33217 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 31, 2020 Date: May 20, 2020 Time: 4:00 pm California Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/RS2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/RS2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods E98987-P33217 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/RS2020. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORTFORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following proposals: 1. To elect ten directors nominated by the Board of Directors to serve until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. 2. To consider a non-binding, advisory vote to approve the compensation of the Company’s named executive officers. Nominees: 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020. 1a. Sarah J. Anderson 4. To approve the amendment and restatement of the Reliance Steel & Aluminum Co. Amended and Restated 2015 Incentive Award Plan. 1b. Lisa L. Baldwin 1c. Karen W. Colonias 5. To approve an amendment to the Reliance Steel & Aluminum Co. Directors Equity Plan. 1d. John G. Figueroa 1e. David H. Hannah The Board of Directors recommends you vote AGAINST the following proposal: 1f. James D. Hoffman 6. To consider a stockholder proposal requesting changes to the Reliance Steel & Aluminum Co. proxy access bylaw to remove the size limit on the stockholder nominating group. 1g. Mark V. Kaminski 1h. Robert A. McEvoy NOTE: Such other business, if any, as properly comes before the meeting or any adjournment thereof. 1i. Andrew G. Sharkey, III 1j. Douglas W. Stotlar E98988-P33217 Voting Items

E98989-P33217 Voting Instructions